                                                                   Exhibit 10.17

                  SECOND AMENDMENT TO ALUMINA SUPPLY AGREEMENT

        THIS SECOND AMENDMENT TO ALUMINA SUPPLY AGREEMENT (this "Amendment"), dated as of January 5, 2001, between Glencore Ltd., a Swiss corporation (the "Seller"), and Northwest Aluminum Company, an Oregon corporation (the "Buyer," and collectively with the Seller, the "Parties"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Alumina Supply Agreement dated as of October 15, 1999 between the Parties ("Base Agreement") as amended by the Amendment to Alumina Supply Agreement dated as of October 1, 2000 ("First Amendment") (the Base Agreement as amended by the First Amendment being the "Alumina Agreement").


                                   WITNESSETH


        WHEREAS, the Parties entered into the Alumina Agreement; and

        WHEREAS, the Parties now desire to amend the Alumina Agreement as set forth in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties do hereby agree as follows:

                                   ARTICLE I.
                               QUANTITY AMENDMENT

        1.1 The quantity of Alumina required to be sold and purchased under the Agreement in 2001 is hereby reduced from 80,000 MT to 40,000 MT. The 40,000 MT will be sold and purchased in the second half of 2001.

        1.2 No later than March 31, 2001 the Buyer shall pay the Seller a cancellation fee of $2,400,000. Such amount is the sum of (i) a $1,600,000 cancellation fee hereby agreed to by the Parties in consideration for the reduction of the 2001 quantity from 80,000 MT to 40,000 MT as provided in
Section 1.1 of this Amendment, and (ii) $800,000 which represents one-half of the cancellation fee payable by the Buyer pursuant to Section 3.1 of the First Amendment in respect of the reduction in the quantity for 2001 effected by the First Amendment.

        1.3 The remaining $800,000 cancellation fee required to be paid by the Buyer pursuant to Section 3.1 of the First Amendment in respect of the reduction in the quantity for 2001 effected by the First Amendment will be paid by it no later than September 30, 2001.

                                   ARTICLE II.
                               GENERAL PROVISIONS

        2.1 Ratification of Alumina Agreement. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition set forth in the Alumina Agreement. Except as expressly amended hereby, all the terms and conditions of the Alumina Agreement shall continue in full force and effect and, as amended hereby, the Alumina Agreement is ratified and confirmed in all respects.

        2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding those relating to choice or conflicts of laws and excluding the United Nations Convention for the International Sale of Goods.

        2.3 Assignment. This Amendment is binding upon the Parties and their respective successors and assigns. No Party may assign this Amendment or its rights or obligations hereunder without the prior written consent of the other Party (which consent shall not be unreasonably withheld) and any purported assignment without such express written consent shall be null and void.

        2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Amendment to Alumina Supply Agreement.



                                       GLENCORE LTD.



                                  By:  /s/
                                      -------------------------------------
                                      Name:
                                      Title:


                                      NORTHWEST ALUMINUM COMPANY



                                  By: /s/
                                     -------------------------------------
                                     Name:
                                     Title:



                                      -2-